SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[x] Preliminary Information Statement	[_] Confidential, For Use of the Commission only
(as permitted by Rule 14c-5(d)(2))
[_] Definitive Information Statement

RTO HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
____________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:
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____________________________________________________________________________________

(4) Date filed:

PRELIMINARY INFORMATION STATEMENT

RTO HOLDINGS, INC.
307 South Main Street
Pratt, Kansas 67124

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Holders of the Voting Stock:

The purpose of this Information Statement is to notify you that the holders of shares representing a majority of the voting stock of RTO Holdings, Inc. (the “Company”) have given their written consent to resolutions adopted by the Board of Directors to amend the Articles of Incorporation of the Company so as to change the name of the Company to Orion Ethanol, Inc. The Board of Directors has fixed September 21, 2006 as the record date for determining the holders of voting stock entitled to notice and receipt of this Information Statement.  We anticipate that this Information Statement will be mailed on October 3, 2006 to stockholders of record. On or after October 23, 2006, the Certificate of Amendment to the Articles of Incorporation will be filed with the Nevada Secretary of State and become effective (the “Effective Date”). The Nevada Revised Statutes permits holders of a majority of the voting power to take stockholder action by written consent. Accordingly, we will not hold a meeting of our stockholders to consider or vote upon the amendment to our Certificate of Incorporation.

FORM OF NOTICE OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

The Board of Directors of RTO Holdings, Inc., by written consent dated September 21, 2006, resolved to amend Article I of the Company’s Articles of Incorporation so as to change the name of the Company to Orion Ethanol, Inc.  This name change is intended to better reflect our business focus in the ethanol industry.

Pursuant to NRS 78.320 a majority of the voting power representing 68.90% of the issued and outstanding common stock of the Company, acting by written consent, approved the change of name of the Company from RTO Holdings, Inc. to Orion Ethanol, Inc.

A written consent thereto, signed by the stockholders holding at least a majority of the voting power, is filed herewith.

FOR THE BOARD OF DIRECTORS
October 3, 2006

Patrick N. Barker
CHAIRMAN OF THE BOARD
CHIEF EXECUTIVE OFFICER

IMPORTANT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION REGARDING CONSENTS

This Information Statement is furnished in connection with the action by written consent of shareholders owning a majority of the voting common stock issued by the Company and in connection with an unanimous written consent of our Board of Directors dated September 21, 2006, in connection with the change in our name from RTO Holdings, Inc. to Orion Ethanol, Inc.

We are incorporated in the State of Nevada and are therefore subject to Title 7 of the Nevada Revised Statutes. Section 78.320 of the Nevada Revised Statutes permits our stockholders to take action without a meeting if the votes represented by consents in writing, setting forth the action so taken, represent a majority of our voting power.

Our majority shareholders approved a Certificate of Amendment to our Articles of Incorporation to change our name to Orion Ethanol, Inc. After the twentieth day following the mailing of this Information Statement our shareholders, the Board of Directors will instruct our officers to file, as soon as practicable, a Certificate of Amendment with the Nevada Secretary of State in a form substantially similar to the attached Appendix “A” to effect the amendment. Once effective, we will no longer be named “RTO Holdings, Inc." The expected date of this action shall be October 23, 2006.

Our shareholders holding a majority in interest of our outstanding voting stock already approved the amendment to our Articles of Incorporation as set forth above, on September 21, 2006. Therefore, no further shareholder approval is sought.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION

EXCHANGE OF SHARE CERTIFICATES

Certificates for the Company's common stock that recite the name "RTO Holding, Inc." will continue to represent shares in the Company after the Effective Date. If, however, a stockholder wishes to acquire a certificate reciting the name "Orion Ethanol, Inc." after the Effective Date, he or she may do so by surrendering his or her certificate(s) to our transfer agent with a request for a replacement certificate and the appropriate stock transfer fee. Our transfer agent is: Standard Registrar and Transfer Company, Inc., 12528 South 1840 East, Draper, Utah 84020.

EFFECTIVE TIME OF AMENDMENT

We plan to file a Certificate of Amendment effecting the name change on the twentieth day following the mailing of this Information Statement to our shareholders. We expect the effective date to be on or about October 23, 2006.

2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of September 21, 2006 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of 307 S. Main, Pratt, KS 67124.

Security	Name & Address of Beneficial Owner	Office, If Any	Amount & Nature of Beneficial Ownership(1)	Percent of Class(2)
Common Stock	Patrick N. Barker(3)	Chairman and Chief Executive Officer	24,807,057	75.95%
Common Stock	Greengroup, LLC (3)	None	24,807,,057	75.95%
Common Stock	Greengroup Ethanol, LLC (3)	None	24,807,057	75.95%
Common Stock	SNB Associates, LLC (3)	None	24,807,057	75.95%
Common Stock	H. Richard Jarboe	Chief Operating Officer	0	*
Common Stock	Lane Hamm	Treasurer and Chief Financial Officer	0	*
Common Stock	Joshua Barker	Executive Vice President - Risk Management	0	*
Common Stock	Timothy C. Barker	Executive Vice President - Development	0	*

Common Stock	All officers and directors as a group (5 persons named above)	N/A	24,807,057	75.95%
* Less than 1%

1 Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

2 A total of 32,661,025 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

3

3 Consists of 22,503,772 shares held directly by SNB Associates, LLC and 2,303,285 shares held by Wildcat Holdco, LLC, a limited liability company controlled by SNB Associates, LLC. Greengroup Ethanol, LLC owns a controlling interest (62.84%) in SNB Associates, LLC and Greengroup, LLC owns a controlling interest (85.92%) in Greengroup Ethanol, LLC. Patrick N. Barker controls Greengroup LLC through the provisions of Greengroup, LLC’s operating agreement and Patrick Barker, Ann C. Barker, Brendon Barker, Joshua Barker, Timothy Barker and certain trusts for the benefit of the grandchildren of Patrick and Ann Barker own 19.25%, 19.25%, 20%, 20%, 20% and 1.5% of Greengroup, LLC, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in 2006.

NEVADA REVISED STATUTES

Nevada Revised Statutes ("NRS") 78.390 provides that every amendment to the Company's Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment.  Under NRS 78.390 and the Company's bylaws, an affirmative vote by stockholders holding shares  entitling them to exercise at least a majority of the voting power is sufficient to amend the Company’s Articles of Incorporation. NRS 78.320 provides that, unless otherwise provided in the Company’s Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the  amendment described herein as early as possible in order to accomplish the purposes as described in this Information Statement, our Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of our voting power. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

NO DISSENTERS RIGHTS

Under Nevada law, stockholders are not entitled to dissenters' rights with respect to the amendment of our Articles of Incorporation described in this Information Statement.

COPIES OF ANNUAL AND QUARTERLY REPORTS

We will furnish a copy of our Annual Report on Form  10-KSB for the year ended December 31, 2005 and all  subsequent Quarterly Reports on Forms 10-QSB and any  exhibit  referred  to therein  without  charge to each  person to whom this Information  Statement is delivered  upon written or oral request by first class mail or other  equally  prompt  means within one business day of receipt of such request.,  Any  request  should be directed to our  corporate  secretary  at 307 South Main Street, Pratt, KS 67124, Telephone (620) 672-2814.

FOR THE BOARD OF DIRECTORS
October 3, 2006

Patrick N. Barker
CHAIRMAN OF THE BOARD
4

Appendix A

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:
RTO HOLDINGS, INC.

2. The articles have been amended as follows (provide article numbers, if available):

The Article entitled ARTICLE I - NAME, is amended to read as follows:

ARTICLE I - NAME

The name of the corporation shall be: ORION ETHANOL, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ____________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 09/29/05

**JOINT WRITTEN CONSENT**
**OF THE BOARD OF DIRECTORS AND**
**THE MAJORITY OF STOCKHOLDERS OF**
**RTO HOLDINGS, INC.**

The undersigned, being all of the members of the Board of Directors and the holders of a majority of the issued and outstanding Common Stock (the "Stockholders") of RTO HOLDINGS, INC., a Nevada corporation (the "Corporation"), acting pursuant to the provisions of Sections 78.315 and 78.320 of the Nevada Revised Statutes (the "NRS"), do hereby waive all notice of the time, place, and purpose of a meeting and hereby consent and agree to the adoption of the following resolutions, effective as of September 21, 2006, with the same force and effect as if taken at a duly convened and held joint meeting of the Board of Directors and the Common Stockholders of the Corporation:

WHEREAS, the Board of Directors and the Stockholders have determined that it is advisable and in the best interest of the Corporation to amend the Articles of Incorporation of the Corporation to change the name of the Corporation to "Orion Ethanol, Inc." (the "Name Change");

NOW THEREFORE, BE IT RESOLVED, that the Name Change is hereby approved in all respects;

AND BE IT FURTHER RESOLVED, that the form, terms and provisions of the Certificate of Amendment of the Articles of Incorporation of the Corporation (the "Certificate of Amendment") annexed hereto as Exhibit A, effecting the Name Change be, and they hereby are, approved and adopted in all respects;

AND BE IT FURTHER RESOLVED, that pursuant to Section 78.390 of the NRS, the proposed amendment of the Articles of Incorporation is hereby submitted to the stockholders of the Corporation for their approval, and that the Board of Directors recommends that such stockholders approve such amendment;

AND BE IT FURTHER RESOLVED, that upon obtaining the consent and approval of the holders of a majority of the outstanding shares by the Stockholders execution of this written consent below, the appropriate officers of the Corporation be, and hereby are, authorized, empowered and directed to give prompt notice to those stockholders who have not consented to such corporate action in writing of the taking of such corporate action without a meeting of stockholders by less than unanimous written consent of the stockholders entitled to vote thereon pursuant to Section 78.390 of the NRS;

AND BE IT FURTHER RESOLVED, that upon execution of this written consent by the Stockholder and after proper notice has been given pursuant to Section 78.390 of the NRS, the appropriate officers of the Corporation be, and hereby are, authorized, empowered and directed to execute the Certificate of Amendment and file the same with the Office of the Secretary of State of the State of Nevada;

AND BE IT FURTHER RESOLVED, that the officers of the Corporation be, and each of them acting alone hereby is, authorized and directed, acting in the name and on behalf of the Corporation, to take such actions and execute and file such reports with the Securities and Exchange Commission (the "SEC") in connection with the Name Change of the Corporation described above and all related documents and agreements as are required under the Securities Exchange Act of 1934 and other applicable federal laws and regulations, and to correspond with the SEC and make additional amended and other filings with the SEC in connection therewith, including, but not limited to, the filing of current reports on Form 8-K and an information statement on Schedule 14C.

AND BE IT FURTHER RESOLVED, that any and all actions heretofore taken by the directors or officers of the Corporation on behalf of the Corporation in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions.

[*Signature Page Follows*]

2

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the date first above written. This Consent may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed to have the same effect as originals.

**DIRECTOR:**

______________________________
Patrick N. Barker

**STOCKHOLDER**

For Individuals:

______________________________ ______________________________
Print Name Above Number of Shares held by Stockholder

______________________________
Sign Name Above

For Entities:

SNB Associates, LLC 22,503,772
Print Name Above Number of Shares held by Entity

By:______________________________
Name: PATRICK BARKER
Title: Member